UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2005

ARGENT SECURITIES INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of November 1, 2005, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2005-W4)

Argent Securities Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-121782 (Commission File Number)	77-0599834 (I.R.S. Employer Identification Number)
1100 Town & Country Road, Suite 1100 Orange, California (Address of Principal Executive Offices)	92868 (Zip Code)
Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The consolidated financial statements of XL Financial Assurance Ltd (“XL Financial”) and XL Capital Assurance Inc. (“XL Capital”) as of December 31, 2004, prepared in accordance with accounting principles generally accepted in the United States of America and included in the prospectus supplement, have been incorporated herein in reliance on the reports of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as an expert in accounting and auditing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

23.1         Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Financial and XL Capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2005

ARGENT SECURITIES INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	Authorized Signatory